Note 12 - Subsequent Events	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Subsequent Events [Text Block]
12.	Subsequent Events

The following events occurred after September 30, 2021:

a.

In October 2021, the Company signed a term sheet with Piraeus S.A. for a loan up to lesser of $16.5 million or such an amount that when added to the existing facility the result does not exceed the 50% of the vessels’ market value and thus increasing the financing of M/V “Synergy Antwerp”, M/V ”Synergy Busan”, M/V ”Synergy Keelung” and M/V “Synergy Oakland”. The loan will be payable in sixteen consecutive quarterly instalments, the first four of which amounting to $1,500,000 each, followed by eleven instalments of $560,000 and a last installment of $4,340,000. The interest rate margin is 2.6% over LIBOR. The loan will be secured with the following: (i) second preferred mortgages over the aforementioned vessels, (ii) second priority assignment of earnings and insurance of the aforementioned vessels and (iii) other covenants and guarantees similar to the remaining loans of the Company. The facility is subject to customary conditions precedent and the execution of definitive documentation.

b.

On October 18, 2021, the Company acquired the feeder containership M/V “Jonathan P” (1,740 teu, 2006 built) for a purchase price of $25.5 million. Upon delivery to the Company, the vessel commenced a three-year charter at a net rate of $26,662 per day.

c.

On  October 22, 2021, the Company signed a term loan with HSBC Bank plc, for a loan up to lesser of $15.0 million or 59.9% of the vessel market value of M/V “Jonathan P” to post-delivery finance part of its acquisition cost. The loan is payable in twelve consecutive quarterly instalments of $1,100,000 each, followed by a $1,800,000 balloon payment to be made together with the last installment. The interest rate margin is 2.35% over LIBOR. The loan is secured with (i) first priority mortgage over M/V “Jonathan P”, (ii) first assignment of earnings and insurance of the aforementioned vessels and (iii) other covenants and guarantees similar to the remaining loans of the Company.

d.

On November 11, 2021, the Company entered into an agreement to acquire M/V Leo Paramount (to be renamed M/V Marcos V), a 6,350 teu containership build in 2005, for $40 million. The vessel, which is expected to be delivered to the Company within 2021, is expected to be financed by a combination of debt and own cash. Contemporaneously with the acquisition, the vessel will enter into a three-year time charter contract at a daily rate of $42,200 with a possible extension for an additional (fourth) year at the option of the charterer at $15,000 per day.

e.

In October 2021, the Company entered into one interest rate swap with Eurobank S.A., with inception date on November 1, 2021 and maturity date on November 1, 2025, for a notional amount of $10.0 million, in order to manage interest costs and the risk associated with changing interest rates of the Company’s loans. Under the terms of the swap, Eurobank makes a quarterly payment to the Company equal to the 3-month LIBOR while the Company pays a fixed rate of 1.09% based on the notional amount.